SUPPLEMENT DATED OCTOBER 19, 2015

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 19, 2015 FOR THE DIVERSIFIED ALTERNATIVES PORTFOLIO

AND DATED MAY 1, 2015 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 19, 2015 for the Diversified Alternatives Portfolio and dated May 1, 2015 for all other Funds (the “SAI”), and must be preceded or accompanied by the SAI. This supplement supersedes the previous supplements dated October 1, 2015 and August 27, 2015. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

The changes below will be effective as of October 30, 2015.

All disclosure referring or relating to NFJ Investment Group LLC (“NFJ”) will be deleted. In addition, the following disclosures that do not refer specifically to NFJ will be revised as described below.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Small-Cap Value Portfolio section, the last two sentences will be deleted and replaced with the following:

The Fund may also invest up to 10% of its assets in short-term debt obligations.

INFORMATION ABOUT THE MANAGERS

In the Sub-Advisory Fee Schedules section, footnote 1 to the table will be deleted. Footnotes 2 through 6 to the table will be renumbered as footnotes 1 through 5, respectively, and their corresponding references in the table will be revised accordingly.

In the Sub-Advisory Fees Paid or Owed section, footnote 1 will be deleted and replaced with the following:

[1]

AB became sole sub-adviser of the Small-Cap Value Portfolio on October 30, 2015. NFJ Investment Group LLC (“NFJ”) served as the co-sub-adviser of the Fund with AB from May 1, 2014 through October 29, 2015. NFJ served as sole sub-adviser of the Fund prior to May 1, 2014.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Brokerage and Research Services section, for the table that lists Funds that incurred brokerage commissions, footnote 2 will be deleted and replaced with the following:

[2]

AB became sole sub-adviser of the Small-Cap Value Portfolio on October 30, 2015. NFJ served as the co-sub-adviser of the Fund with AB from May 1, 2014 through October 29, 2015. NFJ served as sole sub-adviser prior to May 1, 2014.

The changes below were in effect as of August 27, 2015.

On the cover, the two asterisks next to “Emerging Markets Debt Portfolio” were replaced with one asterisk.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Floating Rate Income Portfolio section, the following was deleted from the first sentence of the third paragraph:

“…, including investment grade short-term debt securities with remaining maturities of one year or less….”

In the Inflation Managed Portfolio section, “firm commitment agreements” was deleted from the first sentence.

In the Managed Bond Portfolio section, “firm commitment agreements” was deleted from the first sentence.

The first paragraph in the Emerging Markets Debt Portfolio section was deleted.

The last sentence in the Mid-Cap Equity Portfolio section was deleted.

INFORMATION ABOUT THE MANAGERS

In the Other Accounts Managed section, the following was added to the UBS Global AM section of the table:

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
UBS Global AM
Alistair Moran[2]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

[2]	Other Accounts Managed information as of June 30, 2015.

Form No.	15-43169-00

DASAISUP1015

2